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                                                                   EXHIBIT 10.48

July 30, 1999



Wilson Cheung
Chief Financial Officer
Network Peripherals, Inc.
1371 McCarthy blvd.
Milpitas, CA 95035

Re: Credit Agreement Dated as of October 2, 1996 By and Among Network Peripherals, Inc. and Sumitomo Bank of California (Now known as California Bank & Trust) as Agent as amended from time to time ("Agreement").


The Agreement is hereby supplemented, amended and modified as follows, which terms shall supersede and prevail over any existing and conflicting provisions thereof:

(a)  The term "Letter of Credit Maturity Date" and "Maturity Date" in Section
     1.1 of the Agreement are hereby deleted and replaced with the following:

          Letter of Credit Maturity Date. Means February 28, 2000.

          Maturity Date. Means October 31, 1999.

All other terms and conditions of the Agreement or related documents remain in full force and effect and are unmodified by this letter. Please execute this Letter Agreement below and return it to us via fax and mail (original) at your earliest convenience.


Sincerely,

California Bank & Trust (f/k/a Sumitomo Bank of California) a California Banking Corporation


By: /s/ Thomas Paton
    -------------------------------------------
    Thomas C. Paton
    Vice President and Sr. Relationship Manager

Network Peripherals, Inc.
a Delaware Corporation


By: /s/ Wilson Cheung
    -------------------------------------------
Wilson Cheung
Chief Financial Officer
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October 29, 1999


Wilson Cheung
Chief Financial Officer
Network Peripherals, Inc.
1371 McCarthy blvd.
Milpitas, CA 95035

Re: Credit Agreement Dated as of October 2, 1996 By and Among Network Peripherals, Inc. and Sumitomo Bank of California (Now known as California Bank & Trust) as Agent as amended from time to time ("Agreement").


Whereas:

Pursuant to Section 5.7 (f) as added by the Third Modification Agreement dated August 18, 1998, for the fiscal quarters ending June 30, 1999 and September 30, 1999, Network Peripherals, Inc. was in violation of the Cash Position covenant; and pursuant to Section 5.7(b) of the Agreement, for the fiscal quarters ending March 31, 1999, June 30, 1999, and September 30, 1999, Network Peripherals, Inc. was in violation of the Profitability Covenant; and pursuant to Section 5.7 (d) of the Agreement, for the fiscal quarters ending March 31, 1999, June 30, 1999 and September 30, 1999, Network Peripherals, Inc. was in violation of the Consolidated Tangible Net Worth Covenant.

California Bank & Trust hereby waives compliance with these covenants for the specific periods mentioned above only.

The Agreement is hereby supplemented, amended and modified as follows, which terms shall supersede and prevail over any existing and conflicting provisions thereof:

(a) The term "Letter of Credit Maturity Date" and "Maturity Date" in Section 1. 1 of the Agreement are hereby deleted and replaced with the following:

          Letter of Credit Maturity Date, Means September 30, 2000.

          Maturity Date. Means May 31, 2000.

(b) Sections 5.7 (a), 5.7 (b), 5.7 (c), 5.7 (d) and 5.7 (e) of the Agreement are deleted.

(c) Section 5.7 (f) as added by the Third Modification Agreement dated August 18, 1998 is deleted and replaced with the following:

          (f) Cash Position. Borrower shall maintain a consolidated cash position on its balance sheet of at least $8,000,000.00
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All other terms and conditions of the Agreement or related documents remain in full force and effect and are unmodified by this letter. Please execute this Letter Agreement below and return it to us via fax and mail (original) at your earliest convenience.


Sincerely,

California Bank & Trust (f/k/a Sumitomo Bank of California) a California Banking Corporation



By: /s/ Thomas Paton
    -------------------------------------------
    Thomas C. Paton, Jr.
    Vice President and Manager



Network Peripherals, Inc.
a Delaware Corporation



By: /s/ Wilson Cheung
    -------------------------------------------
    Wilson Cheung
    Chief Financial Officer